SANTA BARBARA GROUP OF MUTUAL FUNDS THE BENDER GROWTH FUND THE MONTECITO FUND

The Santa Barbara Group

of Mutual Funds, Inc.

(the “Company”)

107 South Fair Oaks Blvd., Suite 315

Pasadena, California 91105

1-800-723-8637

THE BENDER GROWTH FUND

THE MONTECITO FUND

PROSPECTUS

Dated

November 28, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete and representation to the contrary is a crime.

TABLE OF CONTENTS

THE BASICS ABOUT THE FUNDS

                How Have the Funds Performed in the Past?

                Performance Bar Chart

FEES AND EXPENSES

Shareholder Fees

Annual Fund Operating Expenses

Example

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Convertible Security Risk

Foreign Security Risk

Debt Security Risk

Portfolio Turnover Risk

Temporary Defensive Positions

Investment Objective

INVESTMENT ADVISORY SERVICES

Fund Manager

Sub-Adviser-Bender Growth Fund

Sub-Adviser – Montecito Fund

HOW TO BUY AND SELL SHARES

Determination of Share Price

Share Classes

Sales Charges

Reducing Your Initial Sales Charge

Eliminating Your Class A Sales Charge

Class C Shares – Bender Growth Fund

Class Y Shares – Bender Growth Fund

Factors to Consider When Choosing a Share Class

Distribution Fees

Minimum Investment Amounts

Opening and Adding to Your Account

Purchase by Mail

Wire Transfer Purchases

Purchases through Financial Service Organizations

Automatic Investment Plan

Telephone Purchases

Miscellaneous Purchase Information

How to Sell (Redeem) Your Shares

By Mail

Medallion Signature Guarantees

By Telephone

By Wire

Redemption at the Option of the Fund

Exchanging Fund Shares

Anti-Money Laundering and Customer Identification Programs

Frequent Purchases and Redemptions of Fund Shares

DIVIDENDS AND DISTRIBUTIONS

TAX CONSIDERATIONS

FINANCIAL HIGHLIGHTS

PRIVACY STATEMENT

FOR MORE INFORMATION

THE BASICS ABOUT THE FUNDS

The Bender Growth Fund

The Fund’s Investment Objective Is: The Fund’s Principal Investment Strategies Are: The Principal Risks of Investing in the Fund Are:

•      long-term growth of capital.  Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.

•      normally investing at least 80% of the Fund’s total assets in US common stocks;

•      investing in common stocks of companies without regard to market capitalizations;

•      investing in a limited number of equity securities of companies that the Fund’s portfolio managers believe show a high probability for superior growth;

•      utilizing a proprietary research system to identify sensitive sectors of the economy, then investing in companies within those sectors that have characteristics such as:

• a higher than average annual rate of earnings growth on a sustained basis.

• a demonstrated potential for future higher than average annual rate of earnings growth.

•      investing in companies that have a demonstrated history of long-term financial stability, including strong management history, improving operating margins, pricing flexibility, higher rates of return on equity, and positive cash flow;

•      selling a stock when the Fund’s portfolio managers decide that it no longer meets the investment criteria described above.

•      General Risk – There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to risks. The Fund generally is appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks.  When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund’s investments will vary from day-to-day.

•      Stock Market Risk – The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.  The stock market trades in cyclical price patterns, with prices generally rising or falling over time.  These cyclical periods may last for significant periods.

•      Company Risk – Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund’s portfolio managers may decline in value, thereby causing the Fund to decline in value.

•      Small Cap Risk – The Fund may invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies because changes in the economic climate can have a more pronounced effect on smaller companies.

•      Growth Risks – The Fund invests in companies considered to be growth-oriented companies. If the portfolio managers’ perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

The Montecito Fund

The Fund’s Investment Objective Is: The Fund’s Principal Investment Strategies Are: The Principal Risks of Investing In The Fund Are:

•      long-term growth of capital.

•      investing principally in the following three asset classes: equity securities, investment grade fixed income securities, and real estate and asset-based securities;

•      using a proprietary multiple asset allocation model to determine the exact allocations, the Fund allocates 15% to 50% of its assets to each of the three asset classes, although in most economic environments the allocation is expected to be in approximately equal proportions;

•      investing, under certain circumstances, in exchange-traded and closed-end funds for liquidity and diversification purposes;

•      selling securities when the model indicates that the target price has been reached, a greater value exists in another sector or a new, more desirable security presents better upside potential;

•      achieving growth of capital through both income generation and capital appreciation.

•      Management Risk - The portfolio managers have no previous experience managing the assets of a mutual fund.

•      General Risk - There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to risks.  The Fund generally is appropriate for long-term investors who understand the potential risks and rewards of investing in securities.  When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund’s investments will vary from day-to-day.

•      Stock Market Risk - The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.  The stock market trades in cyclical price patterns, with prices generally rising or falling over time.  These cycles may last for significant periods.

•      Company Risk - Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund’s portfolio managers may decline in value, thereby causing the Fund to decline in value.

•      Small-Cap Risk - The Fund may invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies because changes in the economic climate can have a more pronounced effect on smaller companies.

The Montecito Fund

•      Credit Risk - The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

•      Government Risk - The U. S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.  In addition, certain securities, such as those issued by Freddie Mac, Fannie Mae and the Federal Home Loan Banks are not obligations of, or insured by, the U.S. government.  If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall.

•      Interest Rate Risk - The value of your investment may decrease when interest rates rise.  The specific maturities of fixed income securities in which the Fund invests may fall in value more than other maturities.  Generally, due to changes in interest rates and other factors, the value of a portfolio of bonds with a longer effective maturity will fluctuate more than the value of a portfolio of bonds with a shorter effective maturity.

•      Prepayment Risk - The value of the mortgage-backed securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.  During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities usually accelerates.  Prepayment may shorten the effective maturities of these securities, and the Fund may have to reinvest at a lower interest rate.

•      Sector Risks - Securities within the same group of industries may decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may invest more heavily will vary.

The Montecito Fund

•      Real Estate Securities - The Fund's investments in  real estate securities are subject to the same risks as direct investments in real estate.  Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates.  When economic growth is slowing, demand for property decreases and prices may fall.  Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market.  Property values may also decrease because of overbuilding, extended vacancies, increases in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.  The Fund's investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market.  The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

•      REIT Risk.  In addition to the risks facing real estate securities, the Fund's investments in REITs generally involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

HOW HAVE THE FUNDS PERFORMED IN THE PAST?

The Bender Growth Fund:

The bar chart and table set out below help show the returns and risks of investing in the Bender Growth Fund. The bar chart shows changes in the yearly performance of the Fund’s Class Y shares over the lifetime of the Fund. The performance table compares the performance of the Fund over time to the performance of the S&P 500 Index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Class Y Shares For Calendar Years Ending On December 31

For the period January 1, 2005 through June 30, 2005 The Bender Growth Fund’s Class Y return was (4.01)%

Best Quarter:	4th Qtr	1999	73.66%
Worst Quarter:	3rd Qtr	2001	(31.66%)

PERFORMANCE TABLE

The Bender Growth Fund

Average Annual Total Returns

(For the periods ended on December 31, 2004)

	Past Year	Past 5 Years	Since Inception of the Fund (1)
Return before taxes
Class Y	10.11%	(6.78)%	13.48%
Class A (2)	3.94%	(7.64)%	15.47%
Class C (3)	8.01%	(7.70)%	12.38%
Return after taxes on distributions (4) Class Y	10.11%	(6.78)%	13.35%
Return after taxes on distributions and sale of Fund shares (4) Class Y	6.57%	(5.63)%	12.02%
S&P 500 ® Index (5)	10.88%	(2.30)%	7.77%

(1)     The inception date for Class Y is December 10, 1996, Class A is October 1, 1998 and Class C is December 10, 1996.

(2)     The returns for Class A shares include the effect of the maximum applicable front-end sales charge.

(3)     The returns for all periods indicated for Class C shares reflect the imposition of a contingent deferred sales charge as described under “Variable Pricing System- Bender Growth Fund, Class C Shares.”

(4)     After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(5)     S&P 500®Index is an unmanaged index. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses.

The Montecito Fund:

The bar chart and table set out below help show the returns and risks of investing in the Montecito Fund. The bar chart shows changes in the Fund’s yearly performance over the lifetime of the Fund, and does not include the effect of the Fund’s front-end sales charge. If the effect of the front-end sales charge was reflected, returns would have been lower than those shown. The performance table compares the performance of the Fund over time to the performance of the S&P 500 Index. The returns in the performance table include the effect of the front-end sales charge. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Calendar Years Ending On December 31

For the period January 1, 2005 through June 30, 2005 The Montecito Fund’s return was (4.00)%.

Best Quarter:	2nd Qtr	2003	15.34%
Worst Quarter:	1st Qtr	2003	(5.88)%

PERFORMANCE TABLE

The Montecito Fund

Average Annual Total Returns

(For the periods ended on December 31, 2004)

	Past Year	Since Inception of the Fund (1)
Return before taxes	1.35%	0.16%
Return after taxes on distributions (2)	1.35%	(0.04)%
Return after taxes on distributions and sale of Fund shares (2)	0.88%	0.01% (3)
S&P 500 ® Index (4)	10.88%	5.08%

(1)     The inception date for the Montecito Fund is April 15, 2002.

(2)     After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)     In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

(4)     S&P 500®Index is an unmanaged index. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Bender Growth Fund.

Shareholder Fees: (fees paid directly from your investment)	CLASS A	CLASS C	CLASS Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	NONE	1.00%(1)	NONE
Redemption Fee (2)	NONE	NONE	NONE

Annual Fund Operating Expenses: (expenses that are deducted from Fund assets)	CLASS A	CLASS C	CLASS Y
Management Fees (3)	1.60%	2.03%	1.74%
Distribution & Servicing (12b-1) Fees(4)	0.25%	1.00%	0.25%
Other Expenses (5)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.85%	3.03%	1.99%

(1)      Investments in Class C Shares are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within one year.

(2)      The Fund’s custodian may charge a fee (currently $10) on amounts redeemed and sent to you by wire transfer.

(3)      Management fees include separate fees for investment advisory services and for administrative and other services.  Both fees are paid to the Fund Manager.  For administrative services the Fund pays the Fund Manager the following fees:  1.10% annually on Class A shares; 2.00% annually on Class Y shares up to $2.5 million, then 1.10% annually on amounts above $2.5 million; and 2.00% annually on Class C shares up to $7.5 million, then 1.10% annually on amounts above $7.5 million.  For advisory services, the Fund pays the Fund Manager 0.50% annually on all share classes.

(4)      Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5)      The Fund’s Manager is responsible for paying all the Fund’s expenses except taxes, borrowing costs (such as interest and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

The Bender Growth Fund
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$752	$1,123	$1,518	$2,619
CLASS C	$ 408	$1,038	$1,693	$3,448
CLASS Y	$ 202	$ 624	$1,073	$2,317

A maximum sales charge of 5.75% is included in the Class A share expense calculations, and a contingent deferred sales charge of 1.00% is included in the one-year fees for Class C shares.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Montecito Fund.

Shareholder Fees: (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	NONE
Redemption Fee	NONE(1)

Annual Fund Operating Expenses: (expenses that are deducted from Fund assets)
Management Fees (2)	0.94%
Distribution (12b-1) Fees (3)	0.25%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	1.19%

(1)     The Fund’s Custodian may charge a fee (currently $10) on amounts redeemed and sent to you by wire transfer.

(2)     Management fees include a maximum fee of 0.30% for investment advisory services and 0.64% for administrative and other services. Both fees are paid to the Fund’s Manager.

(3)     Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4)     The Fund’s Manager is responsible for paying all the Fund’s expenses except taxes, borrowing costs (such as interest and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

The Montecito Fund
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$ 689	$931	$1,192	$1,935

A maximum sales charge of 5.75% is included in the expense calculations.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

The principal strategies and risks of each Fund are summarized in the “Basics About The Funds” section of this Prospectus. What follows is additional information you may wish to know concerning the strategies of each Fund and the risks of investing in each Fund.

Convertible Security Risk. Each Fund may invest in convertible securities. Securities that can convert into common stock, such as convertible preferred stocks, convertible debentures or warrants, are often riskier investments than the stock into which they convert. The main risk of these types of securities is credit risk, which is the risk of loss due to the creditworthiness of the issuer.

Foreign Security Risk. Each Fund may invest in foreign securities by investing in American Depositary Receipts. Investments in foreign securities may involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as a result, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. Although each Fund intends to invest in securities of foreign issuers domiciled in nations that the Portfolio Manager considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations

Debt Security Risk. Each Fund invests its excess cash in United States Government bonds, bills, and notes, corporate debt securities and money market instruments and money market funds that invest in such instruments.  Each of these types of securities is a debt instrument. The primary risks of debt instruments are interest rate risk and credit risk. As interest rates generally rise, the value of debt instruments generally falls. The longer a debt instrument has until it matures, the more severely its price will change when interest rates change. Also, the value of a debt instrument can change due to a change in the creditworthiness of the issuer. The less creditworthy the issuer, the less desirable the security, and the lower its value.

Portfolio Turnover Risk.  The Montecito Fund’s investment strategy may result in a high portfolio turnover rate. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

Temporary Defensive Positions. Under abnormal market or economic conditions, each Fund may adopt a temporary defensive investment position in the market. When a Fund assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund’s total net assets. During times when a Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objective, and the Fund’s performance may be negatively affected as a result.

Investment Objective.  The investment objective of the Montecito Fund may be changed without shareholder approval.   The investment strategy of the Montecito Fund is unrelated to the city of Montecito. The investment objective of the Bender Growth Fund may not be changed without shareholder approval.

INVESTMENT ADVISORY SERVICES

Fund Manager

SBG Capital Management, Inc., 107 South Fair Oaks Blvd., Suite 315, Pasadena, California 91105, (the “Fund Manager”) serves as investment adviser to the Funds.  The Fund Manager is an investment advisory firm whose principal business is providing investment advice and counseling to individuals, trusts and institutions.

The Fund Manager has managed the Santa Barbara Group of Fund’s day-to-day business affairs under the general supervision of the Board of Directors since the Bender Growth Fund’s inception.  For the fiscal year ended March 31, 2005, the Bender Growth Fund and the Montecito Fund paid the Fund Manager 0.50% and 0.30%, respectively, of their average daily net assets for its services as investment adviser.

Mr. Odell and Mr. Arnold are the controlling shareholders and co-presidents of the Fund Manager, and Directors and officers of the Funds.  They are also principals of Capital Research Brokerage Services, the Funds’ underwriter, principals of Odell Investment Group LLC, an investment advisory firm, and co-owners of Capital Research and Consulting LLC, an investment advisory firm, and RBA Client Services, LLC, a marketing firm.

Sub-Adviser – Bender Growth Fund

The Fund Manager has entered into a Sub-Advisory Agreement with Robert Bender & Associates, Inc. (“Bender & Associates”), 245 South Los Robles Avenue, Suite 620, Pasadena, CA 91011, to provide primary investment management services to the Bender Growth Fund. Bender & Associates was founded in 1972 and was subsequently incorporated in 1978. As of June 30, 2005, Bender & Associates managed assets of over $222 million for various institutional clients, including pension and profit sharing plans, foundations and companies, as well as high net worth individuals. For the fiscal year ended March 31, 2005, Bender & Associates received a fee equal to .25% of the Bender Growth Fund’s average daily net assets from the Fund Manager. Bender & Associates has been providing primary investment services to the Fund since the Fund’s inception. Robert L. Bender and Reed G. Bender are the portfolio managers of the Bender Growth Fund and are responsible for the day-to-day management of the Fund.

Robert L. Bender is the President of Bender & Associates. After earning a Masters in Business Administration from the University of California at Los Angeles, Mr. Bender began his investment career with Douglas Aircraft Co. as a member of the treasury staff.  Between 1966 and 1970, Mr. Bender was a portfolio manager with Pennsylvania Life and the Shamrock Fund. His last position before founding Bender & Associates was with BWA Inc. as portfolio manager from 1970 to 1972. In 1972, Mr. Bender formed his own capital management firm. He subsequently incorporated Bender & Associates in 1978.

Reed G. Bender is the Vice President of Bender & Associates. Reed Bender joined Robert Bender & Associates in 1990 and currently is responsible for research as well as portfolio management.  He is a 1990 graduate of the University of the Pacific.

The Funds’ Statement of Additional Information provides information about Mr. Robert Bender’s and Mr. Reed Bender’s compensation, other accounts managed and ownership of Fund shares.

Sub-Adviser – Montecito Fund

The Fund Manager has entered into a Sub-Advisor Agreement dated November 1, 2005 with Seidler Investment Advisors Incorporated ("Seidler"), 515 South Figueroa Street, 11th Floor, Los Angles, CA 90071, a subsidiary of The Seidler Companies Incorporated, to provide primary investment management services to the Montecito Fund.  As of March 1, 2005, Seidler managed assets of over $40 million for various individuals and pension and profit sharing plans.

Blake T. Todd is the portfolio manager responsible for the day-to-day management of the Montecito Fund.  Mr. Todd has been a Senior Vice President of The Seidler Companies Incorporated and a Portfolio Manager with Seidler Investment Advisors since early 2005.  Prior to joining Seidler, Mr. Todd was employed by Sutro & Co. – RBC Dain Rauscher from 1998 to 2005 as a branch manager, Senior Vice President and Portfolio Manager.  From 1979 to 1998, Mr. Todd held various sales and portfolio management positions with Dean Witter Reynolds, Kidder Peabody and Shearson Lehman Brothers.

The Funds’ Statement of Additional Information provides information about Mr. Todd’s compensation, other accounts managed and ownership of Fund shares.

HOW TO BUY AND SELL SHARES

Determination of Share Price

Shares of the Funds are offered at each share’s public offering price (“POP”), which is net asset value (“NAV”) plus any applicable sales charges. NAV per share is calculated by adding the value of a Fund’s investments, cash and other assets, subtracting the Fund’s liabilities, and then dividing the result by the number of shares outstanding. Each Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio.  Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Fund’s adviser, subject to the review and supervision of the Board of Directors. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. Each Fund’s per share NAV is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. eastern time.

Share Classes

The Montecito Fund offers only one class of shares.

The Bender Growth Fund offers three classes of shares so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  All three classes of shares in the Fund represent interests in the same portfolio of investments in the Fund.  Please read Factors to Consider When Choosing a Share Class for information about choosing the share class most appropriate for you.

Sales Charges

The Montecito Fund and Class A Shares of the Bender Growth Fund

Shares of the Montecito Fund and Class A of the Bender Growth Fund are offered at their public offering price, which is net asset value per share plus the applicable initial sales charge. The initial sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions. The following initial sales charges apply to your purchases of shares of the Montecito Fund and Class A shares of the Bender Growth Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.25%	5.54%	4.50%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.50%
$1,000,000 and above	1.00%	1.02%	0.75%

Capital Research Brokerage Services, LLC, 107 South Fair Oaks Drive, Suite 315, Pasadena, CA 91105 (“CRBS”), the Fund’s principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with CRBS to sell shares of the Funds. The dealer’s concession may be changed from time to time. CRBS may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load.

Reducing Your Initial Sales Charge

The Funds permit you to reduce the initial sales charge you pay on shares of the Montecito Fund and Class A shares of the Bender Growth Fund by using the Right of Accumulation or a Letter of Intent.  Each of these methods of reducing your initial sales charge is described below.  In taking advantage of each of these methods for reducing the initial sales charge you will pay, you may link purchases of the Bender Growth Fund and the Montecito Fund, even if the shares are held in accounts with different financial services firm (such as a broker-dealer, investment adviser or financial institution).  It is your responsibility when investing to inform the Funds or your financial services firm that you would like to have the Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation:  In calculating the appropriate initial sales charge for your purchases of Class A shares of the Bender Growth Fund or shares of the Montecito Fund, you may add the value of shares of the Funds that you or a person listed below own in either Fund to the amount you currently are purchasing.  The Funds will combine the value of your current purchase of shares with the current market value or cost basis, whichever is higher, of the Class A, Class C or Class Y shares of the Funds held in:

1.     All of your account(s)

2.     Joint account(s) with your spouse or domestic partner;

3.     Account(s) of your spouse or domestic partner;

4.     Account(s) of you children under age 21who share your residential address;

5.     Trust or custodial accounts established by any of the individuals in (1) through (3) above; and

6.     Solely controlled business accounts.

To be entitled to the reduced initial charges, you must inform the Funds or your financial services firm of the existence of one or more of the accounts listed above prior to or at the time of purchase.  In order to verify your eligibility for a reduced initial sales charge, you may be required to provide documentation, such as account statements, a social security number or a taxpayer identification number, so that the Funds can  verify the holdings in the accounts.  In addition, because you may be eligible for a reduced initial sales charge based on historical cost, you should retain any records necessary to substantiate such costs.  Shares purchased at net asset value without the imposition of a sales charge count toward your total for purposes of calculating the appropriate sales charge.

Letter of Intent:  You may qualify for a reduction in the sales charge on a current purchase of shares of the Montecito Fund and Class A shares of the Bender Growth Fund by signing a Letter of Intent committing you to purchase a certain amount of shares of either Fund over the next 13 months.  Provided you meet the minimum initial investment requirement, you may purchase Class A shares of the Bender Growth Fund and shares of the Montecito Fund and pay the same sales charge that you would have paid if all shares were purchased at once.  Calculations made to determine whether you have fulfilled your obligation under the Letter of Intent will be made on the basis of net amount invested.  At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent.  If you elect to include purchases made during the past 90 days toward the fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase that is counted toward fulfillment of your Letter of Intent.  Please note that the purchase price of these earlier purchases will not be adjusted.  You should inform the Funds or your financial services firm that you have a Letter of Intent each time you make an investment.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent is invested.  If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, the Funds will redeem a sufficient portion of the shares in the escrow account to make up the difference between the sales charges that would normally apply (based on the amount actually purchased) and the reduced sales charges previously paid (based on the amount you intended to purchase).

To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate sections of the Account Application or contact your financial services firm.  To determine whether you are eligible for these programs, please call 1-800-723-8637 or contact you financial services firm.  The Funds do not have a website where this information may be accessed.  These programs may be amended or  terminated at any time

Eliminating Your Class A Sales Charge

If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase shares of the Montecito Fund and Class A shares of the Bender Growth Fund without any sales charge. However, if you redeem your shares within one year of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

You also may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with The Santa Barbara Group of Mutual Funds (the "Company") or the Funds' underwriter. The Company has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Please see the Sub-Section entitled “Purchases through Financial Service Organizations” on page 15 of the Prospectus for additional information relating to purchases made through these types of entities.

Class C Shares – Bender Growth Fund

Class C Shares of the Bender Growth Fund are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. However, Class C shares pay an annual 12b-1 service fee of 0.25% of average daily net assets and an additional distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a contingent deferred sales charge (“CDSC”) of 1.00% of the value of your redemption if you redeem your shares within one year from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gains, amounts purchased more than one year prior to the redemption, and increases in the value of your shares.

Class Y Shares– Bender Growth Fund

Class Y Shares of the Bender Growth Fund are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class Y shares pay an annual 12b-1 service fee of 0.25% of average daily net assets. These shares are only available to institutional investors, directors, officers and employees of the Fund, the Fund Manager, any sub-adviser and the Funds’ underwriter, and private advisory clients of the Fund Manager and any sub-adviser.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of the Bender Growth Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the “FEES AND EXPENSES” Section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Distribution Fees

The Bender Growth Fund has adopted Distribution Plans (“12b-1 Plans”) for each share class, pursuant to which the Fund pays the Fund Manager a monthly fee for shareholder servicing expenses of 0.25% per annum of the Funds’ average daily net assets on all of its share classes, and a distribution fee of 0.75% per annum of the Funds’ average daily net assets on their Class C shares. The Fund Manager may, in turn, pay such fees to third parties for eligible services provided by those parties to the Funds.

The Montecito Fund has adopted a 12b-1 Plan pursuant to which the Fund pays the Fund Manager a monthly fee of 0.25% per annum of the Fund’s average daily net assets for distribution and shareholder servicing. The Fund Manager may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.

The 12b-1 Plans provide that the Funds may finance activities that are primarily intended to result in the sale of the Funds’ shares. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Funds’ transfer agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Fund.

Payments under the 12b-1 Plans are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Fund Manager, and such payments may exceed the expenses actually incurred.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of distribution (12b-1) fees.

Minimum Investment Amounts

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for a Fund’s shares if, in the Fund’s opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

MINIMUM INVESTMENT TO OPEN AN ACCOUNT		MINIMUM SUBSEQUENT INVESTMENTS
Regular	$2,500	$1,000
IRAs*	$1,000	$100
Coverdell ESAs	$500	$500**

FOR AUTOMATIC INVESTMENT PLAN PARTICIPANTS

MINIMUM INVESTMENT TO OPEN AN ACCOUNT		MINIMUM SUBSEQUENT INVESTMENTS
Regular	$2,500	$100 per month
IRAs*	$1,000	$100 per month
Coverdell ESAs	$500	$500**

    *         Includes traditional IRAs, Roth IRAs and Simple IRAs.

    **   Up to a maximum of $2,000 per year.

Opening and Adding to Your Account

You can invest in the Funds by mail, wire transfer or through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone.  You may also invest in the Funds through an automatic payment plan. Any questions you may have can be answered by calling the Company at 1-800-723-8637.

Purchase by Mail

To make your initial investment in a Fund, simply complete the Account Application included with this Prospectus, make a check payable to the appropriate Fund and mail the Application and check to:

The Bender Growth Fund	The Montecito Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2	4020 South 147th Street, Suite 2
Omaha, NE 68137	Omaha, NE 68137

To make subsequent purchases, simply make a check payable to the appropriate Fund and mail the check to the above-mentioned addresses. Be sure to note your Fund account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by Gemini Fund Services, LLC, the Funds’ transfer agent. If the transfer agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s POP calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the POP determined as of the close of regular trading on the next business day. If you do not indicate which share class you wish to purchase, Class A shares will be purchased for your account.

Wire Transfer Purchases

To make an initial purchase of shares by wire transfer, you need to take the following steps:

1.     Fill out and mail or fax (402-963-9094) the Account Application to the Funds’ transfer agent;

2.     Call 1-800-723-8637 to inform us that a wire is being sent;

3.     Obtain an account number from the transfer agent; and

4.     Ask your bank to wire funds to the account of:

For The Bender Growth Fund:	For The Montecito Fund:
First National Bank of Omaha	First National Bank of Omaha
ABA#: 104000016	ABA#: 104000016
For account number 11288743	For account number 11288743
For the Bender Growth Fund Class (enter class)	For the Montecito Fund
FBO A/C (enter fund account number)	FBO A/C (enter fund account number)

Include your name(s), address and taxpayer identification number or Social Security number on the wire transfer instructions. The wire should state that you are opening a new account and should indicate which Fund and which share class you wish to purchase. If you do not indicate which share class of the Bender Growth Fund you wish to purchase, Class A shares will be purchased for your account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above and be sure to include your account number, Fund and share class on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Application with the transfer agent before any of the shares purchased can be redeemed. Either fill out and mail the Application included with this Prospectus, or call the transfer agent and it will send you an Application.  You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Purchases through Financial Service Organizations

You may purchase shares of each Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker, dealer or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by each Fund. If you are investing through a securities broker, dealer or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers, dealers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Automatic Investment Plan

You may purchase shares of each Fund (except for Class Y shares of the Bender Growth Fund) through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Funds. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select an account maintained at a domestic financial institution, which is an ACH member for automatic withdrawals under the Plan. Each Fund may alter, modify, amend or terminate the Plan at any time, but will notify you if it does so. For more information, call the Funds’ transfer agent at 1-800-723-8637.

Telephone Purchases

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share net asset value determined at the close of business on the day that the transfer agent receives payment through the Automatic Clearing House. Call the transfer agent for details. You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Funds may revise or eliminate the ability to purchase Fund shares by phone or may charge a fee for such service, although the Funds do not currently expect to charge such a fee.

The transfer agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the transfer agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. Each Fund has authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information

All applications to purchase shares of a Fund are subject to acceptance or rejection by authorized officers of the Trust and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or wire transfer drawn on a U.S. bank, savings and loan association or credit union. In addition to any loss sustained by the Fund, each Fund’s custodian may charge a fee against your account for any payment check returned to the custodian for insufficient funds.  Each Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to current shareholders.  If you place an order for Fund shares through a securities broker and you place your order in proper form before 4:00 p.m. Eastern time on any business day (a day when the NYSE is open) in accordance with their procedures, your purchase will be processed at the POP calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the transfer agent before 5:00 p.m. Eastern time. The securities broker must send to the transfer agent immediately available funds in the amount of the purchase price within three business days of your order.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Fund will be required to withhold a percentage, as specified by the Internal Revenue Code, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

How to Sell (Redeem) Your Shares

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

The Bender Growth Fund		The Montecito Fund
c/o Gemini Fund Services, LLC	OR	c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2		4020 South 147th Street. Suite 2
Omaha, NE 68137		Omaha, NE 68137

The selling price of the shares being redeemed will be the applicable Fund’s per share net asset value next calculated after receipt of all required documents in ”good order”, less any applicable CDSC. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good order means that the request must include:

1.     Your account number;

2.     The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.     The signatures of all account owners exactly as they are registered on the account;

4.     Any required signature guarantees; and

5.     Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Medallion Signature Guarantees

A medallion signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

1. if you change the ownership on your account;

2. when you want the redemption proceeds sent to a different address than is registered on the account;

3. if the proceeds are to be made payable to someone other than the account’s owner(s);

4. any redemption transmitted by federal wire transfer to your bank; and

5. if a change of  address request has been received by the Company or Gemini Fund Services within 15 days previous to the request for redemption.

In addition, medallion signature guarantees are required for all redemptions of $25,000 or more from any shareholder account. A redemption will not be processed until the medallion signature guarantee, if required, is received in good order.

Medallion signature guarantees are designed to protect both you and the Funds from fraud.  To obtain a medallion signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution (Notaries public cannot provide medallion signature guarantees).  Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words “Medallion Signature Guarantee.”

By Telephone

You may redeem your shares in each Fund by calling the transfer agent at 1-800-723-8637 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if the Funds or the transfer agent received a change of address request within 15 days previous to the request for redemption.  During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the transfer agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to make redemption by telephone if desired. If you purchase your shares by check and then redeem your shares before your check has cleared, the Funds may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Funds’ custodian charges a $10.00 fee for outgoing wires.

Redemption at the Option Of The Fund

If the value of the shares in your account falls to less than $500, the Company may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $500 as the result of market action. The Company reserves this right because of the expense to each Fund of maintaining very small accounts.

Exchanging Fund Shares

You may exchange Class A shares of the Bender Growth Fund for Class A shares of the Montecito Fund, and vice versa.  You will not pay a sales charge on an exchange if you are eligible for a sales charge waiver or if you paid the applicable sales charge on the shares you are exchanging.  Otherwise, you will pay a sales charge equal to the difference between the sales charges you paid on the shares you are exchanging and the sales charge payable on the shares you are receiving.

Exchanges are processed the same business day they are received, provided they are received before 4:00 p.m. eastern time.  The exchange is made at the Net Asset Value per share of each Fund next determined after the exchange request is received.  Generally, an exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

All exchanges are subject to a Fund's investment minimum or eligibility requirement.  The Funds do not charge a fee for exchanges.  You may request an exchange by contacting your financial services firm, by calling 1-800-723-8637, or by writing the appropriate Fund at:

c/o Gemini Fund Services, LLC

4020 South 147th Street

Suite 2, Omaha, NE 68137

Before making an exchange request, you should read the Prospectus of the Fund whose shares you would like to purchase by exchange. You can obtain a Prospectus by contacting your financial services firm, by calling 1-800-72308637 or by writing the Fund at the above address.  Exchanges will be processed only if the Fund into which you are exchanging is registered in your state of residence.  The Company may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market.  Therefore, to prevent disruptions in the management of the Funds, the Funds limit excessive exchange activity as described in “Frequent Purchases and Redemptions of Fund Shares.”  Your exchange privilege will be revoked if the exchange activity is considered excessive.     In addition, the Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

Anti-Money Laundering and Customer Identification Programs

The USA Patriot Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. A Fund may not be able to open your account or complete a transaction for you until the Fund is able to verify your information. When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

Frequent Purchases and Redemptions of Fund Shares

Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements.  Frequent purchases and redemptions of Fund shares may result in the dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.    Each Fund discourages short-term traders and/ or market timers from investing in the Fund and does not accommodate frequent trading by Fund shareholders.  The Funds monitor purchase, redemption and exchange transactions in an attempt to detect market timing.  If excessive account activity is detected, an investor’s exchange privileges may be revoked or purchase order rejected.  The Board of Directors has adopted a policy establishing what constitutes excessive account activity. The Fund also reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if it considers the trading to be abusive.

The Funds will apply their policies and procedures uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day.  Purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult to detect market timing activity.  However, the Funds will work with brokers and other financial intermediaries that sell shares of the Funds, including those maintaining omnibus accounts with the Funds, to identify market timing transactions and enforce the Fund’s market timing policies.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by each Fund are derived from its net investment income. Net investment income will be distributed at least annually. Each Fund’s net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

Each Fund realizes capital gains when it sells a security for more than it paid for it. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137.

TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of each Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the appropriate Fund may be required to withhold federal income tax as specified by the Internal Revenue Code  (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by a Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in a Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Funds' financial performance since its inception. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the various classes of shares of the fund (assuming reinvestment of all dividends and distributions). The financial highlights for the years ended March 31, 2005 and March 31, 2004 have been audited by the independent accounting firm of Cohen McCurdy, Ltd. These financial highlights, along with other information concerning the Funds, are included in the Fund's annual report, which is available without charge upon request. The financial highlights for the years ended March 31, 2003 and prior were audited by other independent accounting firms.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)
	Bender Growth Fund - Class A Shares

	For the Year Ended March 31,

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$ 23.40	$ 15.36	$ 22.13	$ 22.16	$ 41.32
Income (Loss) From Operations:
Net investment loss	(0.38)	(0.36)	(0.29)	(0.41)	(0.53)
Net gain (loss) from securities
(both realized and unrealized)	(0.13)	8.40	(6.48)	0.38	(18.63)
Total from operations	(0.51)	8.04	(6.77)	(0.03)	(19.16)

Distributions to shareholders from
net realized capital gains	-	-	-	-	-

Net Asset Value, End of Year	$ 22.89	$ 23.40	$ 15.36	$ 22.13	$ 22.16

Total Return (b)	(2.18)%	52.34%	(30.59)%	(0.14)%	(46.37)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 3,773	$ 5,110	$ 3,729	$ 6,991	$ 8,317
Ratio of expenses to average net assets	1.85%	1.85%	1.85%	1.85%	1.85%
Ratio of net investment loss
to average net assets	(1.68)%	(1.73)%	(1.75)%	(1.76)%	(1.53)%
Portfolio turnover rate	13.44%	12.68%	19.36%	22.92%	0.82%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund - Class Y Shares

	For the Year Ended March 31,

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$ 24.98	$ 16.41	$ 23.69	$ 23.80	$ 44.59
Income (Loss) From Operations:
Net investment loss	(0.44)	(0.42)	(0.33)	(0.46)	(0.60)
Net gain (loss) from securities
(both realized and unrealized)	(0.14)	8.99	(6.95)	0.35	(20.19)
Total from operations	(0.58)	8.57	(7.28)	(0.11)	(20.79)

Distributions to shareholders from
net realized capital gains	-	-	-	-	-

Net Asset Value, End of Year	$ 24.40	$ 24.98	$ 16.41	$ 23.69	$ 23.80

Total Return (b)	(2.32)%	52.22%	(30.73)%	(0.46)%	(46.62)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 12,009	$ 18,735	$ 11,977	$ 23,387	$ 28,832
Ratio of expenses to average net assets:	1.99%	1.97%	2.00%	1.93%	1.92%
Ratio of net investment loss
to average net assets	(1.82)%	(1.85)%	(1.90)%	(1.84)%	(1.60)%
Portfolio turnover rate	13.44%	12.68%	19.36%	22.92%	0.82%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Bender Growth Fund - Class C Shares

	For the Year Ended March 31,

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$ 23.25	$ 15.44	$ 22.54	$ 22.87	$ 43.21
Income (Loss) From Operations:
Net investment loss	(0.64)	(0.61)	(0.50)	(0.67)	(0.93)
Net gain (loss) from securities
(both realized and unrealized)	(0.13)	8.42	(6.60)	0.34	(19.41)
Total from operations	(0.77)	7.81	(7.10)	(0.33)	(20.34)

Distributions to shareholders from
net realized capital gains	-	-	-	-	-

Net Asset Value, End of Year	$ 22.48	$ 23.25	$ 15.44	$ 22.54	$ 22.87

Total Return (b)	(3.31)%	50.58%	(31.50)%	(1.44)%	(47.07)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 14,294	$ 17,263	$ 12,040	$ 21,416	$ 22,159
Ratio of expenses to average net assets	3.03%	3.02%	3.07%	2.89%	2.80%
Ratio of net investment loss
to average net assets	(2.86)%	(2.90)%	(2.97)%	(2.80)%	(2.48)%
Portfolio turnover rate	13.44%	12.68%	19.36%	22.92%	0.82%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Montecito Fund

	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,

	2005	2004	2003**

Net Asset Value, Beginning of Period	$ 10.01	$ 7.69	$ 10.00
Income (Loss) From Operations:
Net investment income	0.04	-	0.11
Net gain (loss) from securities
(both realized and unrealized)	0.19	2.37	(2.34)
Total from operations	0.23	2.37	(2.23)

Distributions to shareholders from
net investment income	-	(0.05)	(0.08)

Net Asset Value, End of Period	$ 10.24	$ 10.01	$ 7.69

Total Return (b)	2.30%	30.83%	(22.35)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 178	$ 192	$ 169
Ratio of expenses to average net assets	1.19%	1.19%	1.19%	(c)
Ratio of net investment income (loss)
to average net assets	0.39%	0.05%	1.29%	(c)
Portfolio turnover rate	120.02%	290.23%	0.28%

__________
** For the period April 15, 2002 (commencement of operations) through March 31, 2003.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Annualized.

PRIVACY STATEMENT

(This Statement is separate from the Funds’ Prospectus)

At The Santa Barbara Group of Mutual Funds, Inc., we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information. We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

•      Account applications and other required forms,

•      Written, oral, electronic or telephonic communications and

•      Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and services providers involved in servicing our account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our investors.

THE SANTA BARBARA GROUP OF MUTUAL FUNDS THE BENDER GROWTH FUND THE MONTECITO FUND c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha NE 68137 Investment Company Act No. 811-07414

FOR MORE INFORMATION

Additional information about each Fund’s investments is available in the Annual and Semi-Annual Report to shareholders. In the Annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the previous fiscal year. The Annual and Semi-Annual Reports are available without charge by calling the Funds. You may also get additional information concerning the Funds from the sources listed below:

Statement of Additional Information (SAI)- The SAI contains more detailed information on all aspects of the Funds, including policies and procedures relating to the disclosure of the Fund’s portfolio holdings. A current SAI, dated November 27, 2005, has been filed with the SEC and is incorporated by reference into this Prospectus. To request a free copy of the SAI, or the Funds latest annual Report, please contact the Funds at:

The Santa Barbara Group of Mutual Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

800-723-8637

The Funds currently do not have a website.

A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Funds is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov ). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

THE BENDER GROWTH FUND

THE MONTECITO FUND

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha NE 68137

Investment Company Act No.

811-07414

STATEMENT OF ADDITIONAL INFORMATION

Dated November 28, 2005

BENDER GROWTH FUND

and

MONTECITO FUND

Each a Series of

The Santa Barbara Group of Mutual Funds, Inc.

107 South Fair Oaks, Blvd., Suite 315

Pasadena, California 91105

1-800-723-8637

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus of the Bender Growth Fund and the Montecito Fund dated November 28, 2005. This SAI incorporates by reference the Funds’ Annual Report for the fiscal year ended March 31, 2005. You may obtain a copy of the Prospectus or Annual Report, free of charge, by writing to the Santa Barbara Group of Mutual Funds, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137 or by calling 1-800-723-8637.

The current Prospectus for the Bender Growth Fund and the Montecito Fund is incorporated herein by reference for all purposes, and all defined terms in the Prospectus have the same meanings and are used in this SAI for the same purposes.

TABLE OF CONTENTS

About the Funds
Investment Policies
Investment Restrictions
Disclosure of Portfolio Holdings
Fund Manager and Sub-Advisors
Operating Services Agreement
Directors and Officers
Compensation of Directors
Control Persons and Principal Holders of the Fund
Proxy Voting Policies and Procedures
Purchasing and Redeeming Shares
Tax Information
Custodian
Transfer Agent
Administration
Portfolio Managers
Brokerage Allocation and Portfolio Transactions
Distributor
Independent Registered Public Accounting Firm
Distribution Plans
Financial Statements
Appendix A
Appendix B
Appendix C

ABOUT THE FUNDS

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), an open-end investment management company, currently comprised of The Bender Growth Fund and The Montecito Fund (each a  “Fund”, together the “Funds”), was incorporated in Maryland on December 30, 1992.  The affairs of the Company are managed by the Company’s Board of Directors, which approves all significant agreements between the Company and the persons and companies that furnish services to each Fund, including agreements with each Fund’s custodian, transfer agent, investment adviser, sub-advisor and administrator.  All such agreements are subject to limitations imposed by state and/or federal securities laws, and to the extent that any such contract contradicts such statutes, the contract would be unenforceable.

The Board of Directors has the power to designate one or more series of shares of common stock and to classify or reclassify any unissued shares with respect to such series (each series is commonly known as a mutual fund).  Currently, there are two series being offered by the Company.  Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company’s Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  The shares are redeemable and are fully transferable.  All shares issued and sold by the Company will be fully paid and non-assessable.

According to the law of Maryland under which the Company is incorporated and the Company’s bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940, as amended (“1940 Act”).  Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act.

Pursuant to Rule 17j-1 under the 1940 Act, the Company, each investment adviser and sub-advisor to the Funds, and the Funds’ principal underwriter have each adopted a Code of Ethics that governs certain personal investment activities of a person having access to investment information of the Funds.  The Code of Ethics places limits on personal securities transactions for certain persons, and places strict reporting requirements on these people if they effect a personal securities transaction in a security in which a Fund invests.  You may obtain a copy of the code from the Securities and Exchange Commission.

INVESTMENT POLICIES

Each Fund’s investment objective and the manner in which each Fund pursues its investment objectives are generally discussed in the Prospectus.  This section provides additional information concerning the Funds’ investments and their investment restrictions.

Each Fund is a diversified Fund, meaning that as to 75% of the Fund’s assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss.  Each Fund normally will invest at least 80% of its total assets in common stock and securities convertible into common stock.  The Funds may also invest in a variety of other securities.

The Bender Growth Fund’s investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority of the Fund’s outstanding shares.  As used in this SAI and the Prospectus, a “majority of the Fund’s outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.  The Montecito Fund’s investment objective is not a fundamental policy and may be changed without shareholder approval.

U.S. GOVERNMENT SECURITIES

Each Fund may invest in U.S. government securities.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.  Securities guaranteed by the U.S. government include:

(i) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (ii) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities).  With respect to these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality.  Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury.  However, they involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, and Student Loan Marketing Association.

For more detailed information regarding the characteristics of securities issued by U.S. government agencies and instrumentalities, please read the section of this Statement of Additional Information entitled MORTGAGE-BACKED SECURITIES.

COMMERCIAL PAPER

Each Fund may invest in commercial paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.  The Funds may invest in commercial paper, which, at the date of investment, is rated A-1 or higher by Standard & Poor’s Corporations or Prime-1 or higher by Moody Investors Services, Inc.

FOREIGN SECURITIES

Each Fund may invest up to 15% of the value of its total assets in securities of foreign issuers represented by American Depositary Receipts listed on a U.S. domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange.  Income and gains on such securities may be subject to foreign withholding taxes.  Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies.  Foreign markets have substantially less volume than larger U.S. exchanges and markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies.  Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher.  In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

BORROWING

Each Fund is authorized to borrow money from a bank in amounts up to 5% of the value of its total assets at the time of such borrowing for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act to meet redemption requests.  Neither Fund will purchase portfolio securities while borrowings exceed 5% of its total assets.  Fund borrowings may be unsecured.  The 1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed.  If a Fund's asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund.  Money borrowed will be subject to interest costs, which may or may not be recovered by an appreciation of the securities purchased.  The Funds may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Each Fund may, in connection with permissible borrowing, pledge securities owned by the Fund as collateral.

EXCHANGE TRADED FUNDS

The Montecito Fund may invest in a range of exchange-traded funds ("ETFs").  ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts ("SPDRs"), DIAMONDS,SM  Nasdaq-100 Index Tracking Stock ("QQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs.  Additionally, the Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely  track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM.  SPDRs trade on the American Stock Exchange ("AMEX") under the symbol SPY.  The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the AMEX under the symbol MDY.  DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow.  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 of the value of the Dow Index.  The DIAMONDS Trust’s shares trade on the AMEX under the symbol DIA.  QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index.  Shares trade on the AMEX under the symbol QQQ.  The iShare products own the stocks in various sector indices, such as the Morgan Stanley Corporate 100 Bond Index.  Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investments in other investment companies, see "Investments in Other Investment Companies" below.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund may redeem creation units for the underlying  securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund's adviser believes it is in the Fund's interest to do so.  The Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

INVESTMENT COMPANY SECURITIES

The Montecito Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the 1940 Act, the Fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

EQUITY SECURITIES

Each Fund will invest in equity securities.  Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Common stocks generally have voting rights.  Warrants are options to purchase equity securities at a specified price valid for a specific time period.  Warrants may be either perpetual or of limited duration but usually do not have voting rights, pay dividends or have rights with respect to the assets of the corporation issuing them.  Rights are similar to warrants, but normally have shorter durations and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock, within a particular period of time, at a specified price or formula.  A convertible security generally entitles a holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Fund Manager or sub-advisor.  As a result, the return and net asset value of a Fund will fluctuate.  Securities in a Fund’s portfolio may not increase as much as the market as a whole, and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

CORPORATE DEBT SECURITIES

The Montecito Fund may invest in corporate debt securities.  Corporate debt securities are bonds, preferred stock and notes issued by businesses in order to finance credit needs.  Corporate debt securities also include commercial paper.

Corporate debt securities also include zero coupon securities.  Zero coupon securities are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date).  These securities involve risks that are similar to those of other debt securities, although they may be more volatile, and the values of certain zero coupon securities move in the same direction as interest rates.  The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.

The Montecito Fund will invest only in investment grade debt securities.  The Fund Manager and sub-advisor consider corporate debt securities to be of investment grade quality if they are rated in the investment grade categories by S&P or Moody’s Investors Services, Inc. ("Moody’s"), or if unrated, are determined by the Fund's sub-advisor to be of comparable quality.

REPURCHASE AGREEMENTS

The Funds may invest in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase).  Any repurchase transactions entered into by the Funds require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Funds could experience both delays in liquidating the underlying security and losses in value.  However, the Funds intend to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Fund Manager or sub-advisor to be creditworthy.  The Fund Manager or sub-advisor monitors the creditworthiness of the banks and securities dealers with which the Funds engages in repurchase transactions.  The Funds may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

MORTGAGE-BACKED SECURITIES

The Montecito Fund may invest in mortgage-backed securities.  Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators.  Traditionally, residential mortgage-backed securities have been issued by U.S. governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac.    The Fund does not intend to invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.  The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans issued by the U.S. government or guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities.   Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (“Mortgage Assets”).

Multi-class pass-through securities are equity interests in a fund composed of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.  CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates.   Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles its registered holder to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.   Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities.  The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act (the "FHLB Act").  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance  serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the funds are channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the FHLB Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the FHLB Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

STRIPS

The Montecito Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities).  The Federal Reserve creates STRIPS by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent the Montecito Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

The Montecito Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks.  When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a  REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•           limited financial resources;

•           infrequent or limited trading; and

•           more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

INVESTMENT RESTRICTIONS

The Bender Growth Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of that Fund’s outstanding voting securities.  The Fund may not:

1.     make further investments when 25% or more of its total assets would be invested in any one industry (securities issued or guaranteed by the United States government, its agencies or instrumentalities are not considered to represent industries);

2.     invest more than 5% of the Fund’s assets (taken at market value at the time of purchase) in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

3.     borrow money or issue senior securities (as defined in the 1940 Act) except that the Fund may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i) not exceeding 33 1/3% of its total assets;

4.     pledge, mortgage or hypothecate its assets other than to secure borrowing permitted by restriction 3 above;

5.     make loans of securities to other persons except loans of portfolio securities and provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations;

6.     underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

7.     purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein);

8.     purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management; and

9.     invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the Bender Growth Fund, which may be changed by the Board of Directors, provide that the Fund may not:

1.     invest in securities issued by an investment company; except that the Fund may invest in money market funds in accordance with the requirements of the 1940 Act;

2.     invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable;

3.     invest in warrants if at the time of acquisition more than 5% of its net assets, taken at market value at the time of purchase, would be invested in warrants, and if at the time of acquisition more than 2% of its total assets, taken at market value at the time of purchase, would be invested in warrants not traded on the New York Stock Exchange or American Stock Exchange.  For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value; or

4.     invest more than 10% of its total assets in securities of issuers, which together with any predecessors have a record of less than three years of continuous operation.

The Montecito Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities.  The Montecito Fund may not:

1.     make further investments when 25% or more of its total assets would be invested in any one industry (this limitation is not applicable to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or repurchase agreements with respect thereto);

2.     invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer;

3.     borrow money or issue senior securities (as defined in the 1940 Act or interpreted by the SEC or its staff) except that the Fund may borrow (i) from a bank or other person for temporary purposes in amounts not exceeding 5% of its total assets and (ii) from a bank, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4.     make loans to other persons, except (i) by loaning portfolio securities, (ii) by engaging in repurchase agreements, or (iii) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities;

5.     underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

6.     purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein); or

7.     invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the Montecito Fund, which may be changed by the Board of Directors, provide that the Fund may not:

1.     purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management;

2.     invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable; or

3.     mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.  With the exception of the restriction on borrowing, if a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

DISCLOSURE OF PORTFOLIO HOLDINGS

No sooner than 60 days after the end of each fiscal quarter, the Funds will make available to each shareholder upon request a complete schedule of their portfolio holdings, as of the end of the previous fiscal quarter. The Funds have an ongoing arrangement to provide portfolio holdings information to rating agencies such as Lipper and Morningstar, with the understanding that such holdings will be posted or disseminated to the public by the rating agency at any time.  Portfolio holdings information will be provided to rating agencies at the same time that it is provided to shareholders, that is, at least 60 days after the end of each fiscal quarter.

The Funds also have ongoing relationships with their service providers to release portfolio holdings information on a daily basis in order for those parties to perform duties on behalf of the Fund.  These third party servicing agents are the Fund Manager, Transfer Agent, Distributor, Custodian, Bender & Associates and Seidler as these terms are defined in this Statement of Additional Information.  The Funds also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisors.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.  The Funds will provide portfolio information to service providers only when there is a legitimate business reason for the disclosure and the information is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The Funds believe, based upon their size and operations, that these are reasonable procedures to protect the confidentiality of the Funds’ portfolio holdings and will provide sufficient protection against personal trading based on the information.  Neither the Funds nor their service providers (other than the Fund Manager as specified below) may provide material information regarding the Funds’ portfolio holdings to third parties not mentioned above.

The Fund Manager, Robert Bender & Associates, Inc. and Seidler Investment Advisors Incorporated may disclose information to broker-dealers as desirable for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of securities.  In addition, the information may be disclosed to broker-dealers so that they may assist the portfolio managers with trading such securities.

The Funds are prohibited from entering into any arrangements with any person to disclose information about the Funds’ portfolio holdings without the specific approval of the Co-Presidents of the Company.  Such disclosure may be made only when the Company has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement.  For example, disclosure may be made to a newly hired sub-adviser prior to commencement of its duties.  The Fund Manager must submit any proposed arrangement pursuant to which the Fund Manager intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Fund Manager, or any affiliated person of the Fund, or the Fund Manager. Additionally, the Funds, the Fund Manager, and any affiliated persons of the Fund Manager, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.

FUND MANAGER AND SUB-ADVISORS

SBG Capital Management, Inc. (the “Fund Manager”) is organized under the laws of the State of California as an investment advisory corporation, and is registered as an investment adviser with the Securities and Exchange Commission.  The Fund Manager manages the general business affairs of the Funds pursuant to investment advisor agreements with the Company dated September 30, 1998 for the Bender Growth Fund, and dated April 1, 2002 for the Montecito Fund (the “Advisor Agreements”).  John P. Odell and Steven W. Arnold are officers and controlling shareholders of the Fund Manager, as well as Directors of the Company.  Accordingly, each of those persons is considered an “affiliated person” of the Company, as that term is defined in the 1940 Act.

The Advisor Agreements

Under the Advisor Agreement for the Bender Growth Fund, the Fund Manager is paid a monthly fee at an average annual rate of 0.50% of the Fund’s net assets.  For its fiscal years ending March 31, 2003, 2004 and 2005, the Fund paid $168,145 $195,118 and $178,495, respectively, in advisory fees to the Fund Manager.

Under the Advisor Agreement for the Montecito Fund, the Fund Manager is paid a monthly fee at an annual rate of 0.30% of the first $100 million of the Fund’s average daily net assets, and 0.25% on average daily net assets in excess of $100 million.  For the fiscal period April 15, 2002 (commencement of operations) to March 31, 2003, and the fiscal years ending March 31, 2004 and 2005, the Fund paid $500, $612 and $543 in advisory fees to the Fund Manager. Under the terms of the Advisor Agreements, the Fund Manager furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds’ portfolios.  The responsibility for making decisions to buy, sell or hold a particular security for a Fund rests with the Fund Manager, subject to review by the Board of Directors.

Each Advisor Agreement provides that the Fund Manager will not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Fund Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisor Agreement.

Each Advisor Agreement has an initial term of two years, but may be continued from year to year thereafter so long as its continuance is approved at least annually:

(i)         by the vote of a majority of the Directors of the Fund who are not “interested persons” of the Fund or the adviser cast in person at a meeting called for the purpose of voting on such approval, and

(ii)        by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

Each Advisor Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisor Agreements provide that the Fund Manager may delegate responsibility for the management of a Fund to a sub-advisor.

The Sub-Advisor Agreement for the Bender Growth Fund

The Fund Manager, with the approval of the Board and the Fund’s shareholders, has retained Robert Bender & Associates, Inc. (“Bender & Associates”), to provide day-to-day investment management services to the Bender Growth Fund pursuant to a Sub-Advisor Agreement dated September 30, 1998.  Bender & Associates was founded in 1972, incorporated in December 1978, and Robert L. Bender is the controlling shareholder.

John P. Odell and Steven W. Arnold are officers and directors of the Fund Manager and the Company.  They are also the co-owners of RBA Client Services, LLC, a firm that has provided marketing services to Bender & Associates.  Bender & Associates pays RBA Client Services LLC an ongoing asset-based fee for all advisory client relationships established as a result of the marketing efforts of RBA Client Services, LLC.

Pursuant to the Sub-Advisor Agreement, Bender & Associates is entitled to receive a monthly fee at an annual rate of 0.40% of the Fund's average daily net assets from the Fund Manager.  Bender & Associates has agreed that no monthly fees will be paid to Bender & Associates for the first $10 million in average daily net assets.  Bender & Associates has agreed that, effective August 1, 2005, Bender & Associates will receive a monthly fee at an annual rate of 0.30% of the Fund's aggregate average daily net assets greater than $10,000,000.  For the fiscal years ended March 31, 2003, 2004 and 2005, Bender & Associates received $88,619 $105,163 and $117,945, respectively from the Fund Manager

The Sub-Advisor Agreement provides that the sub-advisor shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Sub-Advisor Agreement, except by reason of the sub-advisor’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Sub-Advisor Agreement.

The Sub-Advisor Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved at least annually:

(i)         by the vote of a majority of the Directors of the Fund who are not “interested persons” of the Fund or the adviser cast in person at a meeting called for the purpose of voting on such approval, and

(ii)        by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

The Sub-Advisor Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Approval of the Advisor Agreements and the Sub-Advisor Agreement for the Bender Growth Fund

The Advisor Agreements for both Funds, and the Sub-Advisor Agreement for the Bender Growth Fund (the “Agreements”), were approved for a one-year continuance by the Board, including by separate vote of the Independent Directors, at a meeting held on May 20, 2005. Prior to commencing deliberations, Fund counsel reviewed with the Directors their responsibility to the Funds and shareholders to apply their business judgment to the question of whether the overall arrangements provided under the terms of the Agreements are reasonable business arrangements for the Funds.  In determining whether to renew the Agreements with the Fund Manager and Bender & Associates, the Directors were counseled to consider: (i) the investment performance of each Fund; (ii) the nature, extent and quality of services provided by the Fund Manager and Bender & Associates; (iii) the costs of the services to be provided and the profits to be realized by the Fund Manager and Bender & Associates, and their affiliates, from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders. Further, the Directors reviewed an extensive amount of materials, and the Independent Directors met in executive session with the Company’s Chief Compliance Officer and independent Fund counsel.  The following summarizes the Directors’ review process and the information on which their conclusions were based:

Performance.  The Board reviewed reports regarding the performance of each Fund as compared to various benchmark indexes for various periods ended March 31, 2005 and each Fund's annualized total returns since inception as compared to other mutual funds of similar size and investment strategy (the “Peer Groups”). The Board assessed each Fund’s performance, both on an absolute basis and in comparison to the Fund’s benchmarks and the Peer Groups independently selected by Morningstar. The Board generally approved of each Fund’s performance. The Directors noted that the Bender Growth Fund’s long-term performance record was excellent, and that the Fund’s two-year compounded rate of return of approximately 22% was very good.

Nature, extent and quality of services provided by the Fund Manager and Bender & Associates.  In regard to this specific evaluation, the Fund Manager and Bender & Associates each provided the following materials for the Board’s review: completed questionnaires designed by Fund counsel to elicit information relevant to the Board deliberations; copies of the Fund Manager’s and Bender & Associates’s Uniform Application for Investment Adviser Registration (“Form ADV”), as filed with the SEC; detailed lists of services provided to the Funds by the Fund Manager pursuant to the Investment Advisory Agreement and Operating Services Agreement;  copies of the Fund Manager’s and Bender & Associates’ Codes of Ethics adopted pursuant to Rule 17j-1, as well as certifications of compliance with the Codes; and copies of the Fund Manger’s compliance calendar and daily and monthly compliance checklists. The Board noted with approval the Fund Manager’s and Bender & Associates’ commitment to regulatory compliance, quality of personnel, quality and level of Board reporting and communication, and commitment to containing expenses and concluded that the services provided under the Agreements are consistent with the Board’s expectations of the Fund Manager and Bender & Associates.

Cost of the services and the profit to be realized by the Fund Manager and Bender & Associates and affiliates from the relationship with the Funds.   In this regard, the Fund Manager provided the Board with profit and loss information for the year ended March 31, 2005 and for the three-month period ended March 31, 2005, and Bender & Associates provided a balance sheet as of March 31, 2005 and an income statement for the three-month period ended March 31, 2005. The Board reviewed reports comparing each Fund’s fees and expense ratios for the latest fiscal year compared to the fees and expense ratios paid by its Peer Group. Based on the information, the Directors concluded that the advisory fees were competitive, and reasonable for the services provided.  The Board also considered revenues received by the Funds’ distributor, Capital Research Brokerage Services, LLC (the “Distributor”), an affiliate of the Fund Manager.  The Board considered revenues received by the Fund Manager, Bender & Associates and the Distributor under the relevant agreements and concluded that, in each case, undue profitability was not a concern.

Economies of Scale.   It was the consensus of the Board that economies of scale were not of significant relevance at this time due to the relatively small size of the Fund. However, it was noted that the Investment Advisory Agreement and the Operating Services Agreement provide for fee breaks as assets of the Bender Growth Fund increase.

Based upon the information provided, it was the consensus of the Directors, including the Independent Directors, that the overall arrangement provided under the terms of each Agreement was a reasonable business arrangement, and that renewal of Advisory Agreements was in the best interest of the Funds’ shareholders and renewal of the Sub-Advisory Agreement was in the best of the shareholders of the Bender Growth Fund.

The Sub-Advisor Agreement for the  Montecito Fund

The Fund Manager, with the approval of the Board and the Fund’s shareholders, has retained Seidler Investment Advisors Incorporated ("Seidler”), to provide day-to-day investment management services to the Montecito Fund pursuant to a Sub-Advisor Agreement dated November 1, 2005.

Pursuant to the Sub-Advisor Agreement, Seidler is entitled to receive a monthly fee at an annual rate of 0.25% of the Fund's average daily net assets from the Fund Manager.  Seidler has agreed that it will receive no monthly on the first $10 million in average daily net assets.  However, once average daily net assets exceed $70 million, Seidler will be entitled to monthly fee at an annual rate of 0.25% on the first $10 million in average daily net assets.  For the fiscal period April 15, 2002 (commencement of operations) to March 31, 2003 and the period April 1, 2003 to July 31, 2003, Ameristock Corporation, which was the sub-advisor to the Montecito Fund from inception until August 20, 2003, received $0 from the Fund Manager.

The Sub-Advisor Agreement provides that the investment adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Sub-Advisor Agreement, except by reason of the sub-advisor’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Sub-Advisor Agreement.

The Sub-Advisor Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved at least annually:

(i)         by the vote of a majority of the Directors of the Fund who are not “interested persons” of the Fund or the adviser cast in person at a meeting called for the purpose of voting on such approval, and

(ii)        by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

The Sub-Advisor Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Sub-Advisor Agreement for the Montecito Fund (the “Sub-Advisor Agreement”), was approved for an initial two-year term by the Board, including by separate vote of the Independent Directors, at meeting held on August 18, 2005 and September 1, 2005.  Prior to commencing deliberations, Fund counsel reviewed with the Directors their responsibility to the Montecito Fund and shareholders to apply their business judgment to the question of whether the overall arrangements provided under the terms of the Sub-Advisor Agreement are reasonable business arrangements for the Fund.  In determining whether to approve the Sub-Advisor Agreement with Seidler, the Directors were counseled to consider:  (i) the investment performance of the Fund; (ii) the nature, extent and quality of services expected to be provided by Seidler; (iii) the costs of the services to be provided and the profits to be realized by the Fund Manager and Sub-Advisor, and their affiliates, from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.  Further, the Directors reviewed an extensive amount of materials, and the Independent Directors met in executive session with the Company’s Chief Compliance Officer and independent Fund counsel.  The following summarizes the Directors’ review process and the information on which their conclusions were based:

Performance.  The Board reviewed Seidler's proposed investment strategy for the Montecito Fund, including Seidler's buy and sell disciplines for stocks, bonds and REITs.  Seidler and the proposed portfolio manager for the Montecito described their experience managing separate accounts.  Seidler did not provide performance information for these managed accounts because the majority of them were not managed in accordance with the asset allocation strategy being proposed for the Montecito Fund.  However, the Board did consider an independent report that was commissioned by Seidler that analyzed the proposed investment strategy and compared the Montecito Fund's hypothetical returns to the S&P 500 Index.  It was the consensus of the Directors that, while the Montecito Fund's past performance had been good, the proposed new investment strategy made the Fund's prior performance less relevant, and that retention of Seidler and the implementation of the proposed new strategy would be in the best interests of the shareholders.

Nature, extent and quality of services provided by the Seidlers.  In regard to this specific evaluation, Seidler provided the following materials for the Board’s review: the proposed Sub-Advisor Agreement; a questionnaire completed by Seidler and attachments thereto; Seidler's including Form ADV; profitability estimates; unaudited financial statements and a hypothetical performance illustration.  The Board discussed Seidler’s inexperience in advising mutual funds, noting that appropriate risk disclosure would need to be included in the Montecito Fund’s revised prospectus.   The Directors also noted that the both the Administrator and the Company’s CCO monitors portfolio compliance for the Funds.  The Board noted that Seidler has policies and procedures in place that are reasonably designed to prevent violation of federal securities laws.  The Board concluded that the services to be provided under the Sub-Advisor Agreement are consistent with the Board’s expectations of the sub-advisor.

Cost of the services and the profit to be realized by Seidler and affiliates from the relationship with the Funds.   The Board then reviewed profitability estimates provided by Seidler.  Based on the estimates, the Directors noted that sub-advising the Montecito Fund would not prove profitable until such time as the Fund reaches approximately $50 million in assets.  Next, the Board discussed Seidler’s sub-advisory fee of 0.25% of average daily net assets above $10 million and 0.25% of average daily net assets on all Fund assets once assets exceed $70 million.  The Board reviewed data comparing the proposed sub-advisory fee to fees charged by other sub-advisers.  The information reviewed by the Board related to all cap, small cap, large cap, flex and fixed income funds, and all fees were higher than then 0.25%.  The Directors reviewed information regarding fees charged by Seidler for separate accounts managed by the sub-advisor Todd.  It was the consensus of the Directors that the fees to be paid to Seidler were reasonable.

Economies of Scale.   It was the consensus of the Directors that, as Seidler would not be receiving any fees until the Fund’s assets rise above $10 million, and because the proposed sub-advisory fee economies of scale were not of significant relevance at this time.

Other Benefits.  The Board discussed additional benefits accruing to Seidler and its affiliates from its relationship with the Montecito Fund, including distribution fees and commissions that would be paid for the sale of shares of the Montecito Fund.  It was the consensus of the Directors that, as Seidler would not be receiving any sub-advisory fees on a significant portion of the Fund's assets, undue profitability is not an immediate concern.

Based upon the information provided, it was the consensus of the Directors, including the Independent Directors, that the overall arrangement provided under the terms of the Sub-Advisor Agreement was a reasonable business arrangement, and that approval of Sub-Advisor Agreement was in the best interest of the shareholders of the Montecito Fund.

OPERATING SERVICES AGREEMENT

The Company has also entered into an Operating Services Agreement with the Fund Manager (“Services Agreement”) dated September 30, 1998, and amended April 1, 2002.  Under the terms of the Services Agreement, the Fund Manager, provides, or arranges to provide, day-to-day operational services to the Funds including, but not limited to:

1.	accounting	6.	custodial
2.	administrative	7.	fund share distribution
3.	legal	8.	shareholder reporting
4.	dividend disbursing and transfer agent	9.	sub-accounting, and
5.	registrar	10.	record keeping services

Under the Services Agreement, the Fund Manager may, with the Company’s permission, employ third parties to assist it in performing the various services required of the Funds.  The Fund Manager is responsible for compensating such parties.

Under the Services Agreement, for administrative services rendered to the Bender Growth Fund by the Fund Manager, the Fund pays the Fund Manager the following fees: 1.10% annually on Class A net assets; 2.00% annually on Class Y net assets up to $2.5 million, then 1.10% annually on net assets above $2.5 million; and 2.00% annually on Class C net assets up to $7.5 million, then 1.10% annually on net assets above $7.5 million.  For its fiscal years ended March 31, 2003, 2004 and 2005, the Bender Growth Fund paid the Fund Manager service fees of $459,917, $519,258 and $482,689, respectively.  Under the Services Agreement, for administrative services rendered to the Montecito Fund by the Fund Manager, the Montecito Fund pays the Fund Manager 0.64% annually on net assets.  For the fiscal period April 15, 2002 (commencement of operations) to March 31, 2003 and for the fiscal years ended March 31, 2004 and 2005, the Montecito Fund paid the Fund Manager a service fee of $1,063, $1,306 and $1,158, respectively.

DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility for conduct of the Company's affairs.  The day-to-day operations of the Funds are managed by the Fund Manager, subject to the bylaws of the Company and review by the Board of Directors.  The Directors of the Company, including those Directors who are also officers, are listed below.

Name, Address and Age	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director
Disinterested Directors:
Harvey A. Marsh Born: 1938 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director since 1998	Certified Public Accountant; Self-employed Financial Consultant (1996-1998; 2001-present); Chief Financial Officer for Golden Systems, Inc. (1998-2001)	2	None
Wayne F. Turkheimer Born: 1952 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director since 1998	Attorney in solo practice since 1986 specializing in general business, probate and estate law.	2	None
Glory I. Burns Born: 1952 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director since 1998	Professor at Colorado State University since 1991.	2	Director – First Main Street Bank (1997-present)
Lawrence C. Signey Born: 1961 133 N. 5th St. Burbank, CA 91501	Director since 2000	Pastor at St. Robert Bellarmine Catholic Church since July 2002; Associate Pastor at St. Bede the Venerable (1993-2002)	2	None

                        Interested Directors:

Steven W. Arnold[2] Born: 1955 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director &Co-Chairman of the Board since 1996; Treasurer and Co-President of the Funds since 1996	Co-President of SBG Capital Management Group, Inc.; Principal of Capital Research Brokerage Services and Arroyo Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.	2	None
John P. Odell[2] Born: 1966 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director & Co-Chairman of the Board since 1998; Co-President of the Funds since 1998	Co-President of SBG Capital Management Group, Inc.; Principal of Capital Research Brokerage Services and Arroyo Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.	2	None
Robert L. Bender[2] Born: 1937 107 South Fair Oaks Avenue, Suite 315 Pasadena, CA 91105	Director since 1996	President of Robert L. Bender & Associates, Inc. since 1972.	2	None
Principal Officer Who Is not a Director: Colleen T. McCoy Born: 1954 161 Canterbury Road Rochester, New York 14607	Chief Compliance Officer since September 2004

Founder and consultant of Canterbury Group LLC (mutual fund consulting) since 2001; Chief Compliance Officer for a number of other mutual fund groups since 2004; Vice President & Business Manager (Global Funds Administration) with JP Morgan Chase (1988-2001).

			N/A	N/A

1 Directors serve on the Board of Directors for an indefinite term.

2 Steven W. Arnold, John P. Odell, and Robert L. Bender are all deemed to be interested persons of the Company, as defined by the 1940 Act.  Steven W. Arnold and John P. Odell are both officers of the Company’s Fund Manager.  Robert L. Bender is an officer of the sub-advisor to the Bender Fund.

COMPENSATION OF DIRECTORS

Each Independent Director currently receives a fee of $500 for each meeting attended.  Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Funds.  The following table sets forth information regarding compensation of Directors by the Company for the fiscal year ended March 31, 2005.

Name of Director	Compensation from Fund Complex	Pension Benefits	Annual Benefits	Total Compensation Paid to Director

Harvey Marsh	$1,000	$0.00	$0.00	$1,000

Wayne Turkheimer	$750	$0.00	$0.00	$750

Glory Burns	$1,000	$0.00	$0.00	$1,000

Lawrence C. Signey	$750	$0.00	$0.00	$750

The Company's audit committee consists of Harvey Marsh, Wayne Turkheimer, Glory Burns and Lawrence C. Signey.  The audit committee is responsible for overseeing each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund's financial statements and the independent audit of the financial statements; selecting the independent auditors, and acting as a liaison between the Fund's independent auditors and the full Board of Directors.  The audit committee held one meeting during the fiscal year ended March 31, 2005.

The following table provides information regarding shares of the Funds owned by each Director as of December 31, 2004.

Name	Dollar Range of Shares in the Bender Growth Fund	Dollar Range of Shares in the Montecito Fund	Aggregate Dollar Range of Shares in the Complex
Steven Arnold	$0	$50,001-$100,000	$50,001-$100,000
Robert Bender	over $100,000	$0	over $100,000
Glory Burns	$0	$0	$0
Harvey Marsh	$10,001-$50,000	$0	$10,001-$50,000
John Odell	$50,001 - $100,000	$50,001 - $100,000	over $100,000
Lawrence C. Signey	$50,001-$100,000	$0	$50,001-$100,000
Wayne Turkheimer	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUND

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act.   As of November 15, 2005 Charles Schwab & Co., Inc. held 36.42% of the voting securities of Bender Fund Class Y shares for the benefit of others and National Financial Services Corp. held 41.70% of the voting securities of the Montecito Fund for the benefit of others.

As of November 15, 2005, the Directors and Officers owned, as a group, 3.01% of the Bender Growth Fund and 2.88% of the Montecito Fund. As of November 15, 2005, the following persons owned, beneficially or of record, 5% or more of a class of shares of a Fund.

Name of Shareholder	Share Class Owned	% Of Share Class Owned	% Of Total Fund Shares Owned
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	Bender Growth Fund – Class Y	36.42%	12.95%
John Svedsen 399 Mooresque Drive Pasadena CA 91105	Bender Growth Fund – Class Y	6.14%	2.18%
Robert Bender 525 Starlight Crest Drive La Canada, CA 91011	Bender Growth Fund – Class Y	8.48%	3.01%
Mac & Co. PO Box 3198 Pittsburgh, PA 15230	Bender Growth Fund – Class A	5.67%	0.74%
National Financial Services Corp. 200 Liberty Street 5th Floor New York, NY 10281	Montecito Fund	41.70%	41.70%

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested in writing to do so by record holders of at least 10% of the Fund’s outstanding common shares.  The Company’s bylaws contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Company has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Fund’s Manager (or sub-advisor, if applicable).  The Fund Manager (or sub-advisor) will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Fund Manager (or sub-advisor) may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Fund Manager (or sub-advisor) or an affiliated person of the Fund Manager (or sub-advisor).  In such a case, the Company’s policy requires that the Fund Manager (or sub-advisor) abstain from making a voting decision and to forward all necessary proxy voting materials to the Company to enable the Board of Directors to make a voting decision.  When the Board of Directors is required to make a proxy voting decision, only the Directors without a conflict of interest with regard to the security in question or the matter to be voted upon will be permitted to participate in the decision of how the Fund’s vote will be cast.

The Fund Manager’s and each sub-advisor’s proxy voting policies and procedures are attached as Appendix A - C, respectively, to this Statement of Additional Information.

More information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, 1-800-723-8637 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-800-723-8637 and will be sent within three business days of receipt of a request.

PURCHASING AND REDEEMING SHARES

Information concerning purchasing and redeeming shares of the Funds is contained in the Prospectus.  Upon request, the initial sales load is waived for the officers and Directors (and immediate family members of the officers and Directors) of the Company, and for employees (and immediate family members of employees) of the advisers, sub-advisors, distributor, transfer agent, fund accountant, administrator, and their respective affiliates. In addition, please note that dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

Neither Fund will issue stock certificates evidencing shares.  Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Written confirmations are issued for all purchases of shares.

Redemptions will be made at net asset value.  Each Fund’s net asset value is determined on days on which the New York Stock Exchange is open for trading.  For purposes of computing the net asset value of a share of each of the Funds, securities traded on national security exchanges or on the NASDAQ National Market System, for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities or, lacking any reported sales on that day, at the most recent bid quotations.  Securities for which current market quotations are not readily available are valued at estimated fair market value as determined in good faith by the Fund’s Fund Manager or sub-advisor, subject to the review and supervision of the Board of Directors.  Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.  The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

Each Fund is open for business on each day that the New York Stock Exchange (“NYSE”) is open.  The Fund’s share prices or net asset value per share (“NAV”) is normally determined as of 4:00 p.m., Eastern time.  Each Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day.  Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.

TAX INFORMATION

The Funds have qualified, and intend to continue to qualify, as regulated investment companies under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on their capital gains and net investment income currently distributed to their shareholders.  To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If a Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, that Fund will not be subject to federal income tax on the income so distributed.  However, that Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund’s portfolio securities.  Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income.  Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held.  Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes.  A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost.  However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.  Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder.  Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by either Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of that Fund’s shares.  Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution.  The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  Each investor should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in either of the Funds.

Dividends.  A portion of each Fund’s income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the particular Fund’s income is derived from qualifying dividends.  Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%.  Each Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of each Fund’s dividends derived from certain U.S. government obligations may be exempt from state and local taxation.  Short-term capital gains are distributed as dividend income.  The Funds will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution.  Long-term capital gains earned by each Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares.  If a shareholder receives a long-term capital gain distribution on shares of either Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.  Short-term capital gains distributed by the Funds are taxable to shareholders as dividends, not as capital gains.

CUSTODIAN

The Bank of New York, (“BNY”), One Wall Street, New York, NY 10286, acts as custodian for the Funds.  As such, BNY holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company.  BNY does not exercise any supervisory function over management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.

TRANSFER AGENT

Gemini Fund Services, LLC ("GFS"), 4020 South 147th Street, Suite 2, Omaha, NE  68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Company. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  Under the Services Agreement, the Fund Manager is responsible for paying the fees to GFS.

ADMINISTRATION

GFS also acts as Administrator to the Funds pursuant to a written agreement with the Company.  GFS supervises all administrative aspects of the operations of the Funds except those performed by the Fund Manager.  As administrator, GFS is responsible for:

(1)        calculating each Fund’s net asset value;

(2)        preparing and maintaining the books and accounts specified in Rule 1a-1 and 31a-2 of the 1940 Act;

(3)        preparing financial statements contained in reports to stockholders of the Funds;

(4)        preparing the Funds' federal and state tax returns;

(5)        preparing reports and filings with the Securities and Exchange Commission;

(6)        preparing filings with state Blue Sky authorities; and

(7)        maintaining each Fund’s financial accounts and records.

For the services to be rendered as administrator, GFS receives an annual fee, paid monthly, based on 0.15% of the average net assets of each Fund up to $75 million (subject to various monthly minimums), as determined by valuations made as of the close of each business day of the month.  For its fiscal years ended March 31, 2003, 2004, and 2005 the Fund Manager paid GFS $61,008, $76,764 and $74,019, respectively. Under the Services Agreement, the Fund Manager is responsible for paying the fees to GFS.

PORTFOLIO MANAGERS

Robert L. Bender and Reed G. Bender are the portfolio managers of the Bender Growth Fund and have been responsible for the day-to-day management of the Fund. As of March 31, 2005, the they were responsible for the management of the following types of accounts in addition to the Bender Growth Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Robert L. Bender
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	700	$220M	N/A	N/A
Reed G. Bender
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	700	$220M	N/A	N/A

Blake T. Todd is the portfolio manager of the Montecito Fund and has been responsible for the day-to-day management of the Fund since November 1, 2005. As of November 1, 2005, Mr. Todd was responsible for the management of the following types of accounts in addition to the Montecito Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Blake T. Todd
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	46	$11 Million	N/A	N/A

Conflicts of Interest

As indicated in the table above, a portfolio manager employed by Bender & Associates or  Seidler may manage numerous accounts for multiple clients for which Bender & Associates or Seidler also serve as the investment manager. These accounts consist of separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio Manager employed by Bender & Associates and Seidler make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that specific account.

In the event that a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. The only material conflict of interest identified by Bender & Associates or Seidler involves the execution of portfolio trades for clients.  Both Bender & Associates or Seidler use systems for executing trades that are reasonably designed to provide fair treatment for each of its accounts.   For instance, the order in which trades are placed for the Funds and other clients will alternate periodically to ensure that all clients have an opportunity to have their trades executed first.

Compensation

Mr. Robert Bender and Mr. Reed Bender each receive a salary from Bender & Associates.  Mr. Reed Bender also receives annual bonuses based on the overall profitability of Bender & Associates and a pension contribution based on years of service.  As the shareholder of the Sub-Adviser, Mr. Robert Bender benefits from any profits realized by Bender & Associates.

Mr. Todd's compensation includes a salary from Seidler, as well as additional compensation calculated as a percentage of assets under management.  In addition, the Seidler Companies Incorporated, Seidler's parent company, may receive payments under the Montecito Fund's 12b-1 Plan with respect to client investments in the Fund.  As Mr. Todd is also a broker with the parent company, he will be entitled to a portion of such payments.  Finally, Mr. Todd participates in Seidler's 401(k) Plan.

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Funds as of March 31, 2005*.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Robert L. Bender	$500,001 - $1,000,000
Reed G. Bender	$100,001 - $500,000
Blake T. Todd	$100,001-$500,000

                                                                          *As of November 1, 2005 for Mr. Todd.

BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors, the investment sub-advisor to each Fund is responsible for investment decisions and for the execution of the Fund’s portfolio transactions.  The Funds have no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities.  In executing such transactions, each sub-advisor seeks to obtain the best price and execution for its transactions.  While the sub-advisor generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission.

Where best price and execution may be obtained from more than one broker or dealer, each sub-advisor may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the sub-advisor.  Information so received will be in addition to and not in lieu of the services required to be performed by the sub-advisor under its Sub-Advisory Agreement and the expenses of the sub-advisor will not necessarily be reduced as a result of the receipt of such supplemental information.  Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and the sub-advisor, each sub-advisor has advised that such information is, in its opinion, only supplementary to the sub-advisor’s own research activities and the information must still be analyzed, weighed and reviewed by the sub-advisor.  During the fiscal years ended March 31, 2003, 2004 and 2005, the Bender Growth Fund paid brokerage commissions of $53,086, $25,063 and $40,032, respectively.  For the fiscal period ended March 31, 2003 and fiscal years ended March 31, 2004 and 2005, the Montecito Fund paid brokerage commissions of $164, $5,962 and $1,318, respectively.

The Funds will not purchase securities from, or sell securities to, the Fund Manager or either sub-advisor or their affiliates.  The sub-advisor may not take into account the sale of Fund shares by a broker in allocating brokerage transactions. However, the sub-advisor may place portfolio transactions with brokers or dealers that promote or sell the applicable Fund's shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. It is anticipated that the Bender Growth Fund’s annual portfolio turnover rates will not exceed 100%.  The Montecito Fund’s annual portfolio turnover rate may exceed 100%.  The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities.  For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less.  The turnover rate has a direct effect on the transaction costs (including brokerage costs) to be borne by the Funds.  The Montecito Fund’s portfolio turnover rate is expected to change because of the new portfolio manager, new investment strategy and expectations of significant inflows to the Fund from net purchases of Fund shares.

DISTRIBUTOR

Capital Research Brokerage Services, LLC (“CRBS”) located at 107 South Fair Oaks Avenue, #315, Pasadena, CA 91105, acts as principal underwriter for the Funds.  The underwriter facilitates the registration of each Fund’s shares under state securities laws and assists in the sale of shares.  CRBS is compensated by the Fund Manager for its services to each Fund under a written agreement for such services.  For the fiscal years ended March 31, 2003, 2004 and 2005, CRBS received $5,682, $3,292 and $423 from the Fund Manager for underwriting services provided to the Bender Growth Fund.  For the fiscal period ended March 31, 2003 and fiscal years ended March 31, 2004 and 2005, CRBS received $219, $0 and $0 from the Fund Manager for underwriting services provided to the Montecito Fund.

The following table represents all commissions and other compensation received by the principal underwriter, who is an affiliated person of the Funds, during the fiscal year ended March 31, 2005.

Name of Principal Underwriter	Net Underwriting Discounts And Commissions	Compensation On Redemption And Repurchases	Brokerage Commissions	Other Compensations(1)
Capital Research Brokerage Services, LLC	$423	NONE	NONE	$8,400

(1)  Capital Research Brokerage Services, LLC, receives a monthly minimum fee of $700 from the Fund Manager for acting as distributor to each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145 serves as the Company's independent auditors and audited the Funds’ financial statements for its fiscal year ended on March 31, 2005 and has been selected to again serve in that capacity for the Funds’ fiscal year ending March 31, 2006.

DISTRIBUTION PLANS

As noted in the Funds’ Prospectus, each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”) whereby each Fund pays 0.25% per annum of that Fund’s average daily net assets for each of its share classes for shareholder servicing activities. Under its Plan, the Bender Growth Fund pays      an additional 0.75% per annum of that Fund’s average daily net assets for its Class C shares.  Under the Plan adopted by the Bender Growth Fund, the fee is paid to the Distributor.  Under the Plan adopted by the Montecito Fund, the fee is paid to the Fund Manager.  The fees are used by the Fund Manager and Distributor to compensate dealers and others for providing services elating to the distribution of that Fund’s shares.  The fees are paid on a quarterly basis, based on each Fund’s average daily net assets attributable to the applicable class of shares.

Pursuant to the respective Plan, the Fund Manager or Distributor is entitled to a fee each month for expenses incurred in the distribution and promotion of the applicable Fund’s shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter.  Any expense of distribution in excess of authorized Plan fees will be borne by the Fund Manager or Distributor without any additional payments by the Funds.  You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Fund Manager or Distributor for eligible services.  Accordingly, such fees are not strictly tied to the provision of such services.

To the extent that each Fund, the Fund Manager, other parties on behalf of either of the Funds, or the Distributor make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by each Fund within the context of Rule 12b-1, such payments will be deemed to be made pursuant to the Plans.  In no event shall the payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., Article III, Section 26(d)(4).

The Plans have been approved by the Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act.  The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans.  The votes must be cast in person at a meeting called for that purpose.  It is also required that the selection and nomination of such Directors be done by the non-interested Directors.  The Plans may be terminated at any time, without any penalty: (i) by vote of a majority of the non-interested Directors who have no direct or indirect financial interest in the operation of the Plan; or (ii) by vote of a majority of the outstanding shares of each Fund, or any class of a Fund with respect to the provisions of the Plan affecting that class. The Distributor or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund’s outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Fund Manager and the Distributor are required to report in writing to the Board of Directors of each Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

During the fiscal year ended March 31, 2005, the Bender Growth Fund and the Montecito Fund paid $206,619 and $452, respectively in 12b-1 Fees.

The Fund Manager and the Distributor estimate that the amounts paid under the Plan for the fiscal year ended March 31, 2005 were spent in approximately the following ways: (i) 4% as compensation to the Fund Manager and the Distributor and  (ii) 96% as compensation to broker-dealers.

FINANCIAL STATEMENTS

The financial statements of the Funds’ for the year ended March 31, 2005 and the registered independent public accountant’s report dated May 16, 2005 are incorporated herein by reference.  The Company will provide the Annual Report without charge upon request in writing or by telephone.

APPENDIX A

SBG CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

(Adopted May 2003)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, SBG Capital Management, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  In addition, key board committees should be entirely independent.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.           Requiring senior executives to hold stock in a company.

2.           Requiring stock acquired through option exercise to be held for a certain period of time.

3.           Using restricted stock grants instead of options.

4.           Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

1.           Annual option grants that would exceed 2% of outstanding shares.

2.           Ability to issue options with an exercise price below the stock’s current market price.

3.           Automatic share replenishment (“evergreen”) feature.

4.           Authorization to permit the board of directors to materially amend a plan without shareholder approval.

5.           Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term “sunset” provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders, (iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-723-8637.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

APPENDIX B

Proxy Voting Guidelines

Robert Bender & Associates has long recognized the fiduciary obligations inherent in the proxy voting process.  Accordingly, we have established polices and procedures designed to ensure that we vote client securities in the best interests of our clients and in a manner that eliminates or minimizes any conflicts of interests that may arise between our clients and us.

The guidelines below are intended to provide you with a general and basic overview of our proxy voting philosophy.  These guidelines are not intended to be hard and fast rules.  No set of policies and procedures can be designed to anticipate every situation that may arise.  Therefore, in particular circumstances, we may attempt to determine how a particular proposal might impact the financial prospects of a company and vote accordingly.

OUR GUIDELINES

Corporate Governance and Independence

We believe that efficient and proper corporate function depends upon the competence and integrity of corporate directors, as it is their responsibility to oversee management while adhering to unimpeachable ethical standards.  We believe that ethical corporate governance coupled with independence from management strengthens a system of checks and balances and promotes a culture of responsibility within the companies in which we invest on behalf of our clients.  Consistent with these beliefs, our voting decisions favor proposals for:

▪      The annual election of all board members, as opposed to staggered terms;

▪      Confidential balloting;

▪      Cumulative voting;

▪      Independent boards and nominating, audit, compensation and governance committees;

▪      Coupling executive compensation with financial performance; and

▪      Reporting on corporate political contributions and lobbying costs.

Corporate Structure and Shareholder Rights

We believe that shareholders, as the owners of a company, should have voting power that reflects their equity interest in a company.  Thus, we oppose measures that restrict shareholders' proportionate voting power.  In addition, while we are opposed in principle to policies that serve to entrench current management, we consider on a case-by-case basis policies and structures that are designed to prevent or obstruct corporate takeovers.

▪      We generally support proposals requiring that shareholders be given the opportunity to vote on the adoption of so called "poison-pill" or "chewable-pill" plans;

▪      We generally oppose proposals that authorize generous "golden parachute" plans because they impede potential takeovers that shareholders should be free to consider;

▪      We consider proposals for the adoption of "sunset" provisions on a case-by-case basis.  We generally support such proposals if they are linked to a business strategy that will, in our judgment, likely result in greater value for shareholders.  We believe that sunset plans must be of a short term, and require shareholder approval to reinstate on expired plan or adopt a new plan at the end of a plan term;

▪      We favor proposals that require simple majority votes by shareholders on matters submitted for their approval and, generally, we oppose proposals that impose supermajority voting requirements; and

▪      We oppose proposals for the creation of classes of common stock with unequal voting rights, or the adoption of a dual or multi-class capitalization structure.

Equity-based Compensation Plans

▪      We favor the use of equity-based compensation plans that align the interests of management with those of shareholders by providing management and employees with an incentive to increase shareholder value.  We evaluate equity-based compensation plans on a case-by-case basis.  Generally, our voting decisions favor plans or plan amendments in which:

▪      Awards to non-employee directors are not subject to management discretion;

▪      The dilutive effect, in conjunction with other equity related plans, does not exceed 10%.  However, if a plan or plan amendment does not meet this criteria, we also evaluate its dilutive effect considering all the circumstances affecting a company;

▪      The minimum exercise price of stock options is not less than 100% of fair market value of the stock on the date of grant;

▪      Neither the board of directors nor any of its committee is authorized to materially amend a plan without shareholder approval;

▪      The re-pricing of stock options, including the cancellation and exchange of options, is not permitted without shareholder approval; and

▪      The granting of awards is reasonable.

Independent Auditors

We believe that corporate audit committees are obligated to undertake a primary role in ensuring that the engagement of a company's independent auditor is limited primarily to the audit function.  Accordingly, we favor proposals, which impose restrictions on the engagement of auditing firms that provide both auditing services and business consulting services to a company.

Corporate Social Policies

We believe that a corporation’s primary responsibility is to maximize return for its shareholders.  However, we recognize that in certain circumstances social policies may have an economic impact on a company.  We believe that determinations on issues of social policy are the responsibility of management.  Accordingly, we generally oppose shareholder proposals concerning social policies, although we assess all such proposals on a case-by-case basis.

RECORDKEEPING

We are required to retain certain records on how we voted proxies on behalf of our clients.  We must retain:

▪      A copy of these proxy voting policies and procedures;

▪      A copy of proxy statements received;

▪      Records of the votes we cast on behalf of clients;

▪      Records of client requests for proxy voting information; and

▪      Any documents prepared by us that were material to our decision how to vote on a particular proposal.

In certain cases, we may rely on proxy statements filed on the United States Securities and Exchange Commission's EDGAR system instead of keeping our own copies of certain records.  We may also rely on records retained by proxy voting services for certain other information that we are required to maintain, in which case we will have obtained an undertaking from the proxy voting service to provide a copy of the documents to us promptly upon our request.

RESOLVING CONFLICTS OF INTEREST

In certain circumstances, we may believe that we have a conflict of interest in voting on a particular proposal.  Generally, it is our policy to disclose such conflict to our clients, in writing, and obtain their written consent before voting on the proposal.  In the absence of client disclosure and consent, we will take other steps that, in our judgment, are designed to ensure that the decision to vote the proxies was based on the clients' best interests and was not the result of the conflict of interest.

OBTAINING INFORMATION

It is our policy to disclose to our clients information on how we voted the securities they hold.  We make this information available to each client, upon request, and only with respect to that client's holdings.

We make these guidelines available to our clients upon our engagement and any time a copy is requested by the client.

APPENDIX C

SEIDLER INVESTMENT ADVISORS INCORPORATED

PROXY VOTING POLICIES AND PROCEDURES

FOR

THE MONTECITO FUND

(Adopted September 1, 2005)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Seidler Investment Advisors Incorporated (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  In addition, key board committees should be entirely independent.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.           Requiring senior executives to hold stock in a company.

2.           Requiring stock acquired through option exercise to be held for a certain period of time.

3.           Using restricted stock grants instead of options.

4.           Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

1.           Annual option grants that would exceed 2% of outstanding shares.

2.           Ability to issue options with an exercise price below the stock’s current market price.

3.           Automatic share replenishment (“evergreen”) feature.

4.           Authorization to permit the board of directors to materially amend a plan without shareholder approval.

5.           Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term “sunset” provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders, (iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-723-8637.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.